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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2004

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                              1-13165                     59-2417093
     (State or Other Jurisdiction           (Commission File Number)            (IRS Employer
           of Incorporation)                                                 Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

GRANT OF RESTRICTED STOCK AWARDS UNDER THE 2004 EMPLOYEE STOCK INCENTIVE PLAN.

On November 2, 2004, CryoLife, Inc. (CryoLife or the "Company") granted restricted stock awards totaling 83,975 shares of common stock of the Company pursuant to the 2004 Employee Stock Incentive Plan to certain employees. Such stock grants will be held in escrow by the Company and will have related voting and dividend rights and privileges unless and until forfeited. Grants to the Company's executive officers included grants of 20,000 shares to D. Ashley Lee, Executive Vice President, Chief Operating Officer and Chief Financial Officer, 5000 shares to Albert E. Heacox, Senior Vice President, Laboratory Operations, and 5000 shares to Thomas J. Lynch, Vice President, Regulatory Affairs and Quality Assurance. 10,000 shares were granted to certain additional executive officers.

Each restricted stock award is valued as of the closing price of the common stock on the New York Stock Exchange ("NYSE) on the grant date, $6.91 per share. The restricted stock vests immediately in the case of Mr. Lee and at the rate of 1/12 of the stock award per month, in the case of all other executive officers, beginning November 2, 2004. Grantees must be employed by the Company to be entitled to the vesting of the stock award, and any unvested portion of the stock award as of the date of termination of employment for any reason is forfeited and cancelled as of such termination date (including, without limitation, termination by reason of death, disability or retirement). Grantees are responsible for any applicable tax and insurance withholding related to such grant.

There are no material relationships between CryoLife and any of the grantees, aside from their relationships with CryoLife, as employees.

Section 16(a) Reports.

The restricted stock grants to CryoLife's executive officers were previously reported on Forms 4 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Copies of the Forms 4 are available from CryoLife's website at http://www.cryolife.com and the EDGAR database of the U.S. Securities and Exchange Commission at http://www.sec.gov.

The remainder of the restricted stock was granted to certain other non-executive officer employees of CryoLife. The material terms of these stock awards provide for the grant to vest at the rate of 1/12 of the stock award per month for a period of twelve months to each grantee. The stock is valued at $6.90 a share, the closing price of the common stock on the date of grant on the NYSE. Non-executive officer management employees are responsible for any applicable tax and insurance withholding related to such grant, however CryoLife's other


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non-executive  officer employees receiving grants will have the related Federal,
FICA and Medicare withholding taxes paid by the Company. The aggregate number of restricted stock awards granted to non-executive employees was 43,975 shares.

There are no material relationships between CryoLife and any of the grantees, aside from their relationships with CryoLife, as employees.

GRANT OF STOCK OPTIONS UNDER THE 2004 EMPLOYEE STOCK INCENTIVE PLAN.

In addition to the restricted stock grants described above, the Board of Directors also granted stock options representing 30,000 shares of CryoLife common stock to certain non-executive personnel, with a five year vesting term, expiring 66 months after grant date at an exercise price of $6.91 per share.

There are no material relationships between CryoLife and any of the grantees, aside from their relationships with CryoLife, as employees.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective  November  3,  2004,  the  Company  promoted  D.  Ashley Lee from Vice
President Finance, Treasurer and Chief Financial Officer to Executive Vice President, Chief Operating Officer and Chief Financial Officer. He will continue to report directly to Steven G. Anderson, CryoLife's President, Chief Executive Officer and founder. A copy of the press release announcing the promotion and providing additional information is incorporated by reference to Exhibit No.
99.1 filed with this Form 8-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective  November 2, 2004,  the Bylaws of the Company were amended as follows:
Article IV, Section 1, regarding the number and qualifications of officers was amended to add the Chairman of the Board as an officer and to allow the Board of Directors to elect Executive Vice Presidents and Senior Vice Presidents in addition to the previously allowed electable positions. Section 5 of the same Article regarding duties of officers was revised to provide that the Presiding Director, rather than the President, shall preside at all meetings of the Board if there is no Chairman of the Board. Further, either the Chairman of the Board or the President may now be the chief executive officer of the company, as specified by the Board of Directors.

ITEM 9.01(C)  EXHIBITS.

         Exhibit Number             Description
         --------------             -----------

         3.2                        Bylaws of the Company, as amended.

         99.1                       Press Release dated November 3, 2004





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRYOLIFE, INC.



Date:  November 8, 2004                    By: /s/ D. Ashley Lee
                                               ---------------------------------
                                               Name:   D. Ashley Lee
                                               Title:  Executive Vice President,
                                               Chief Operating Officer and Chief
                                               Financial Officer



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                                  EXHIBIT INDEX



Exhibit Number             Description
--------------             -----------

3.2                        Bylaws of the Company, as amended.

99.1                       Press Release dated November 3, 2004